May 5, 2025
VIA EDGAR TRANSMISSION
U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
Re:
Horace Mann Life Insurance Company
Horace Mann Life Insurance Company Separate Account
Goal Planning Annuity (File Nos. 333-129284/811-1343)
Commissioners:
On behalf of Horace Mann Life Insurance Company (the “Company”) and Horace Mann Life Insurance Company Separate Account (the “Account”), I am transmitting forms of summary prospectus or prospectus, as applicable, for the Variable Annuity Contracts offered by the Company that differ from those contained in the above referenced registration statement that was filed electronically with the Securities and Exchange Commission on April 30, 2025.
In Appendix A, the Current Expenses for some funds have been updated to reflect information provided to us after our registration statement was filed.
I certify that, other than the changes described above, the forms of summary prospectus or prospectus, as applicable, for the Variable Annuity Contracts offered by the Company do not differ from those contained in the above referenced registration statement that was filed electronically with the Securities and Exchange Commission on April 30, 2025.
If you have any questions or comments about this transmittal, please contact me at 217-788-5780 or Maureen Bolinger at 217-788-5720.
Sincerely,
/s/ Allen R. Reed
Allen R. Reed Assistant Vice President and Assistant General Counsel, Chief Compliance Officer HMLIC Separate Accounts Horace Mann Life Insurance Company
cc:
Maureen Bolinger
AVP Retirement Product &
Fund Company Administration
The Horace Mann Companies 1 Horace Mann Plaza Springfield, Illinois 62715-0001
217-789-2500 www.horacemann.com